UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2004

   EMMIS COMMUNICATIONS CORPORATION                                 EMMIS OPERATING COMPANY
(Exact name of registrant as specified                  (Exact name of registrant as specified in its
          in its charter)

               INDIANA                                                      INDIANA
(State of incorporation or organization)                  (State of incorporation or organization)

                0-23264                                                  333-62172-13
        (Commission file number)                                   (Commission file number)

              35-1542018                                                   35-2141064
          (I.R.S.  Employer                                            (I.R.S.  Employer
          Identification No.)                                          Identification No.)

           ONE EMMIS PLAZA                                                ONE EMMIS PLAZA
          40 MONUMENT CIRCLE                                            40 MONUMENT CIRCLE
               SUITE 700                                                     SUITE 700
       INDIANAPOLIS, INDIANA 46204                                 INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)                    (Address of principal executive offices)

             (317) 266-0100                                               (317) 266-0100
    (REGISTRANT'S TELEPHONE NUMBER,                              (REGISTRANT'S TELEPHONE NUMBER,
           INCLUDING AREA CODE)                                        INCLUDING AREA CODE)





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



Item 5.  Other Events

         On April 14, 2004, we issued a press release announcing Emmis Operating Company's proposed offering of senior subordinated notes in a Rule 144A Offering. In connection with this proposed offering of senior subordinated notes, Emmis Operating Company intends to enter into an amended senior credit facility and repurchase or redeem all of its outstanding 8?% senior subordinated notes due 2009 and we intend to repurchase our 12 1/2% senior discount notes due 2011. The press release is attached hereto as exhibit 99.1 and is incorporated by reference into this filing.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         EXHIBIT #        DESCRIPTION

         99.1             Press release dated April 14, 2004.



Signatures.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        EMMIS COMMUNICATIONS CORPORATION


Date:  April 19, 2004                   By: /s/ J. Scott Enright
                                            -----------------------------------
                                            J. Scott Enright, Vice President,
                                            Associate General Counsel and
                                            Secretary




                                        EMMIS OPERATING COMPANY


Date:  April 19, 2004                   By: /s/ J. Scott Enright
                                            -----------------------------------
                                            J. Scott Enright, Vice President,
                                            Associate General Counsel and
                                            Secretary



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